UNITY WIRELESS CORPORATION

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders of Unity Wireless Corporation (the "Company") will be held at Unity Wireless Corporation, 7438 Fraser Park Drive, Burnaby, BC Canada on April 11, 2006 for the following purposes, as set forth in the accompanying Proxy Statement: (i) to adopt an amendment to the certificate of incorporation that would increase the number of the Company's authorized shares of common stock from 150,000,000 to 300,000,000 and (ii) to transact such other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the Company's common stock at the close of business on March 6, 2006 will be entitled to vote at the meeting.

By Order of the Board of Directors

Andrew Chamberlain

Corporate Secretary & Director

Burnaby, British Columbia

Dated:  February 21, 2006

Unity Wireless Corporation

7438 Fraser Park Drive

Burnaby, BC Canada V5J 5B9

--------------------

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON April 11, 2006

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the Special Meeting of Shareholders of Unity Wireless Corporation (the “Company”) to be held at the offices of the Company at 7438 Fraser Park Drive, Burnaby, BC Canada V5J 5B9 at 10:00 A.M. on April 11, 2006, and at any  adjournments thereof.  The shares represented by proxies that are received in the enclosed form and properly filled out will be voted in accordance with the  specifications made thereon.  In the absence of specific instructions, proxies will be voted in accordance with the recommendations made herein with respect to the  proposals  described in this Proxy Statement.

This Proxy Statement and accompanying materials are being mailed on or about March 10, 2006 to all stockholders of record on March 6, 2006 (the “Record Date”).

Any stockholder giving a Proxy has the power to revoke the same at any time before it is voted.  The cost of soliciting Proxies will be borne by the Company. The Company has no contract or arrangement with any party in connection with the solicitation of proxies.  Following the mailing of the Proxy materials, solicitation of Proxies may be made by officers and employees of the Company by mail, telephone, telegram or personal interview. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of the stock registered in their names and will reimburse them for any expenses incurred in connection therewith. Properly executed Proxies will be voted in accordance with instructions given by stockholders at the places provided for such purpose in the accompanying Proxy.  Unless contrary instructions are given by stockholders, persons named in the proxy intend to vote the shares represented by such Proxies FOR the adoption of an amendment to the certificate of incorporation that would increase the number of the Company's authorized shares of common stock from 150,000,000 to 300,000,000. The current members of the Board of Directors presently hold voting authority for Common Stock representing an aggregate of 4,050,403 votes, or approximately 4.12% of the total number of votes eligible to be cast at the Special Meeting.  The members of the Board of Directors have indicated their intention to vote affirmatively on the Amendment.

Voting Securities

Stockholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof.  On the Record Date there were TBD(92,114,284 as at February 17, 2006) outstanding shares of common stock, par value $0.001 per share (the “Common Stock”).  Each holder of Common Stock is entitled to one vote for each share held by such holder.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Special Meeting.  Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Special Meeting in determining the presence of a quorum.

The Proposed Stock Amendment

At the Special Meeting, shareholders will be asked to adopt an amendment to the Company's  Certificate  of  Incorporation  to increase the number of  authorized common shares of the Company from 150,000,000 to 300,000,000  shares of Common Stock, with a par value of $.001 per share (the “Amendment”).  Our Board of Directors has approved the Amendment subject to shareholder authorization.

The text of the amendment to the Certificate of Incorporation increasing the number of authorized shares of common stock is set forth in Exhibit A to this Proxy Statement. The text of the amendment to the Certificate of Incorporation is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the Amendment.

Of the 300,000,000 shares of common stock to be authorized, 92,114,284 shares will constitute shares of common stock issued and outstanding prior to the Amendment, 19,487,097 shares will be available to permit the exercise of issued and outstanding options and warrants, 12,830,000 shares will be available to permit the conversion of outstanding convertible notes, and the balance will be available for issuance by the Board of Directors.

The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. Because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership in the total outstanding shares of common stock. This Amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this Amendment.

The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders.

Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its articles of incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. The Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this Amendment is not being taken with the intent that it be utilized as a type of anti-takeover device.

The Company expects that the conversion and exercise of any securities that the Company issues in any financing may require the issuance of a portion of the additional shares of common stock that are proposed for authorization by the shareholders at the Special Meeting.  The Company also expects that any such financing that is consummated will provide for early repayment or repurchase by the Company of the securities to be issued in the financing, as well as material penalties, if the additional shares of common stock are not authorized by shareholders at the Special Meeting.

Considerations for the Amendment

We believe that the increase in the number of authorized shares of Common Stock is in the best interests of our Company and its shareholders since the increase in the number of authorized but unissued shares of common stock that would be available for issuance would enable the Company, without further stockholder approval, to issue shares for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of February 17, 2006, certain information with respect to the beneficial ownership of our shares of common stock by each shareholder known to us to be the beneficial owner of more than 5% of our shares of common stock, and by each of our officers and directors.  Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Ilan Kenig 177 Telegraph Rd #248 Bellingham, WA 98226	2,401,222 (2)	2.44%
Dallas Pretty 462 W21st Vancouver, BC V5Y 2E7	591,664 (3)	Nil*
Doron Nevo 15 Yakov Hazan Raanana, Israel 43563	310,952 (4)	Nil*
Ken Maddison 2591 Lund Avenue Coquitlam, BC V3K 6J8	439,285 (5)	Nil*
Victor Halpert 79 Madison Avenue, 6TH Floor New York, NY 10016	116,309 (6)	Nil*
Andrew Chamberlain 9222 - 183B Street Edmonton, AB T5J 3Z7	190,971 (7)	Nil*
William Weidman 136 Shorewood Drive Great Neck, NY 11021	20,613,357 (8)	20.97%
Directors and Executive Officers as a Group	4,050,403(9)	4.12%

Nil* - less than 1%

(1)

Based on 92,114,284 shares of common stock issued and outstanding as of February 17, 2006.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Includes options to acquire an aggregate of 1,858,333 shares of common stock exercisable within sixty days.

(3)

Includes options to acquire an aggregate of 341,664 shares of common stock exercisable within sixty days.

(4)

Includes options to acquire an aggregate of 163,333 shares of common stock exercisable within sixty days.

(5)

Includes options to acquire an aggregate of 159,166 shares of common stock exercisable within sixty days.

(6)

Includes options to acquire an aggregate of 55,833 shares of common stock exercisable within sixty days.

(7)

Includes options to acquire an aggregate of 158,333 shares of common stock exercisable within sixty days.

(8)

Includes warrants to acquire an aggregate of 2,210,300 shares of common stock exercisable within sixty days and 1,250,000 shares of common stock underlying a secured convertible note.

(9)

Includes options to acquire an aggregate of 2,736,662 shares of common stock exercisable within sixty days

Vote Required

The affirmative vote of a majority of the total outstanding shares of Common Stock entitled to vote is required to adopt the Amendment.

Under SEC rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to abstain on the proposal. Because the Amendment proposal requires the affirmative vote of a majority of all outstanding shares entitled to vote, broker-non votes and abstentions on the Amendment will have the same legal effect as a vote against the proposal.

Notice Required to Include Proposals in Our Proxy Statement

We will review for inclusion in our next annual proxy statement shareholder proposals received by January 28, 2006 and sent to Unity Wireless Corporation, 7438 Fraser Park Drive, Burnaby, BC CANADA V5J 5B9 Attention: Corporate Secretary. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement.

Notice Required to Bring Business Before an Annual Meeting

Our by-laws establish an advance notice procedure for stockholders to make nominations of candidates for election of director or to bring other business before an annual or special meeting. Under these procedures, a stockholder that proposes to nominate a candidate for director or propose other business at our next annual or special meeting of stockholders, must give us written notice of such nomination or proposal not less than 60 days and not more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days' notice or prior public disclosure of the date of the meeting is given, then not later than the 15th day following the earlier of (i) the date such notice was mailed or (ii) the day such public disclosure was made). Such notice must provide certain information as specified in our by-laws and must be received at our principal executive offices by the deadline specified above.

Dated:   February 21, 2006

By Order of the Board of Directors

Andrew Chamberlain

Corporate Secretary & Director

EXHIBIT A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

UNITY WIRELESS CORPORATION, a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST, The Board of Directors unanimously adopted a resolution authorizing an amendment to the Company’s Certificate of Incorporation (the “Certificate”) to increase the total number of Unity Wireless Corporation’s authorized shares of Common Stock from 150,000,000 shares to 300,000,000 shares, $0.001 par value.

RESOLVED, The proposed amendment will change the first paragraph of Article Fourth of the Certificate of Incorporation that ends with the words “per share (Preferred Stock”)” to read as follows:

“FOURTH:  The total number of shares of stock which this corporation is authorized to issue is: 305,000,000 shares, which shall consist of 300,000,000 shares of common stock, $.001 par value per share ("Common Stock") and 5,000,000 shares of preferred stock, $.001 par value per share ("Preferred Stock").”

SECOND, That thereafter, pursuant to resolution of its Board of Directors, a special meeting of stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD, That the said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH, That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said UNITY WIRELESS CORPORATION has caused this certificate to be signed by ILAN KENIG, an Authorized Officer, this ___day of ___, 2006.

By:

/s/ ________________

Title:

President & Chief Executive Officer

Name:

ILAN KENIG

Proxy

UNITY WIRELESS CORPORATION (the "Company")

TO BE HELD AT:

UNITY WIRELESS CORPORATION

7438 Fraser Park Drive

Burnaby, BC Canada

ON

April 11, 2006 AT 10:00 AM Local Time

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Ilan Kenig, a Director of the Company, or failing this person, Andrew Chamberlain, a Director of the Company, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

		For	Against	Abstain
1.	Amendment of the Company’s certificate of incorporation to raise the authorized common share capital from 150 million to 300 million

		For	Against	Abstain
2.	To transact such other business as may properly come before the Meeting.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:

Please Print Name:

Date:

Number of Shares
Represented by Proxy:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED .

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This Proxy is solicited by the Management of the Company.

1.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare Trust Company of Canada..

4.

A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

1.

A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder).  Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

OR

(b)

appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

1.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person.  To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of Computershare Trust Company of Canada by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Computershare Trust Company of Canada

Proxy Dept.  100 University Avenue 9th Floor

Toronto Ontario M5J 2Y1

Fax:  Within North American:  1-866-249-7775  Outside North America:  (416) 263-9524